FOURTH AMENDMENT TO SUBORDINATION AGREEMENT


          FOURTH AMENDMENT, dated as of January 28, 1994 (this "Fourth Amendment"), among BERLINER HANDELS -- UND FRANKFURTER BANK ("BHF"), NATIONAL WESTMINSTER BANK AG and SCHWEIZERISCHE KREDITANSTALT (DEUTSCHLAND) AG, each a bank organized under the laws of the Federal Republic of Germany (collectively, the "Subordinated Creditor"), ARROW ELECTRONICS, INC., a New York corporation (the "Obligor"), and BANKERS TRUST COMPANY, a New York corporation, as collateral agent (in such capacity, the "Collateral Agent"), to the Subordination Agreement, dated as of September 27, 1991 (as from time to time amended, supplemented or otherwise modified, the "Subordination Agreement"), made by BHF and the obligor in favor of the Banks (as hereinafter defined), the Purchasers (as defined in the Subordination Agreement) and the Collateral Agent.


                              W I T N E S S E T H:


          WHEREAS, the Obligor is the borrower party to the Credit Agreement, dated as of September 27, 1991 (as from time to time amended, supplemented or otherwise modified, the "Existing Credit Agreement"), with the financial institutions named as lenders therein, the Co-Agents named therein, Chemical Bank, as administrative agent (the "Administrative Agent"), and the Collateral Agent;

          WHEREAS, the Existing Credit Agreement is concurrently herewith being amended and restated by the Amended and Restated Credit Agreement, dated as of January 28, 1994 (the "Amended and Restated Credit Agreement"), among the Obligor, the several banks and financial institutions named therein (the "Banks"), Bankers Trust Company and Chemical Bank, as agents, the Collateral Agent and the Administrative Agent;

          WHEREAS Arrow Electronics GmbH, a German corporation ("Arrow GmbH"), is an indirect subsidiary of the Obligor;

          WHEREAS, Arrow GmbH is entering into a certain Amendment, dated as of January 28, 1994 (the "Arrow Amendment") to the Credit Agreement, dated April 14, 1993 (the "Arrow GmbH Credit Agreement"), among the Subordinated Creditor, Arrow GmbH and BHF, as agent, as the same may from time to time be amended, supplemented or otherwise modified;

          WHEREAS, pursuant to the Arrow Amendment, the amount available under the Arrow GmbH Credit Agreement will be increased to DM75,000,000;

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          WHEREAS, in connection with the Arrow Amendment, the Obligor is entering into a certain Guaranty, dated January 28, 1994, amending the existing Subordinated Guaranty (as defined in the Subordination Agreement); and

          WHEREAS, the Subordinated Creditor and the Obligor are grantor parties to the Subordination Agreement, in favor of the Banks, the Purchasers and the Collateral Agent;

          NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Subordination Agreement are used herein with the meanings set forth in the Subordination Agreement unless otherwise defined herein.

          2. Amendment to Recitals. (a) The recitals of the Subordination Agreement are hereby further amended by deleting therefrom the seventh paragraph and substituting, in its place, the following paragraph:

          "WHEREAS, the Arrow GmbH Loans are guaranteed by the Obligor pursuant to a Guaranty, dated January 16, 1990, as amended by a Guaranty, dated January 27, 1993, as amended by a Guaranty, dated April 14, 1993, and as further amended by a Guaranty, dated January 28, 1994 (the "Subordinated Guaranty"), made by the Obligor in favor of the Subordinated Creditor;".

          (b) The recitals of the Subordination Agreement are hereby further amended by deleting from the fifth paragraph thereof the amount
"DM50,000,000" and substituting, in its place, the amount "DM75,000,000".

          3. Amendment of Section 10 (Representations and Warranties). Subsection 10(a) of the Subordination Agreement is hereby amended by deleting from paragraph (i) thereof the amount "DM50,000,000", and substituting, in its place, the amount "DM75,000,000".

          4. Representations and Warranties. (a) The representations and warranties of the Subordinated Creditor and the Obligor contained in Section 10 of the Subordination Agreement are hereby incorporated herein by reference, provided that each reference therein to the Agreement shall be deemed to be a reference to this Fourth Amendment and to the Subordination Agreement as amended by this Fourth Amendment.

          (b) The Subordinated Creditor and the Obligor hereby represent and warrant that the representations and warranties described in paragraph (a) above are true and correct on and as of the date hereof as if made on and as of such date.

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          5.   Acknowledgement.  Each of the Subordinated Creditor and the
Obligor acknowledge and confirm that any reference in the Subordination Agreement to the Credit Agreement shall be deemed to be a reference to the Existing Credit Agreement as amended and restated by the Amended and Restated Credit Agreement.

          6. Conditions to Effectiveness. This Fourth Amendment shall become effective (the date of effectiveness, the "Fourth Amendment Effective Date") upon the execution and delivery of counterparts hereof by the parties hereto.

          7. Continuing Effect. Except as expressly amended or modified hereby, the Subordination Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. Any reference to the "Subordination Agreement" in the Credit Agreement, the Note Purchase Agreement or any of the documents executed in connection with either thereof shall be deemed to be a reference to the Subordination Agreement as amended by this Fourth Amendment.

          8. Counterparts. This Fourth Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

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          9.   GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Subordination Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        BERLINER HANDELS -- UND FRANKFURTER
                                         BANK

                                        By:
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                                        Title:
                                              -----------------------------


                                        NATIONAL WESTMINSTER BANK AG



                                        By:
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                                        Title:
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                                        SCHWEIZERISCHE KREDITANSTALT
                                         (DEUTSCHLAND) AG


                                        By:
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                                        Title:
                                              -----------------------------


                                        ARROW ELECTRONICS, INC.


                                        By:
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                                        Title:


Accepted and agreed to by:

BANKERS TRUST COMPANY,
 as Collateral Agent

By:
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 Title: